Other Long-Term Liabilities	12 Months Ended
Apr. 30, 2011
Other Long-Term Liabilities
Other Long-Term Liabilities
5.	Other Long-Term Liabilities

Other long-term liabilities consist primarily of deferred rent and obligations under the Junior Seller Note (see Notes 12 and 21). The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is classified as deferred rent. Other long-term liabilities also include accrued pension liabilities, store closing expenses and long-term deferred revenues. The Company had the following long-term liabilities at April 30, 2011 and May 1, 2010:

	April 30, 2011	May 1, 2010
Deferred Rent	$271,451	324,528
Junior Seller Note (see Note 12 and Note 21)	150,000	150,000
Other	27,196	31,375

Total long-term liabilities	$448,647	505,903